EXHIBIT 10d

NEITHER THIS NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS NOTE OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, (B) THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  SECURED CONVERTIBLE PROMISSORY NOTE

$80,000.00                                        Reno, Nevada
                                                  June ____, 2001

FOR VALUE RECEIVED, CHAPEAU, INC., a Utah corporation doing business as BLUEPOINT ENERGY PRODUCTS, INC. , having its chief executive office and principal place of business located at 10 East Gregg Street, Reno, Nevada (the "Company"), promises to pay to DAVID HAUCK, residing at 90 Ridgewald Road, Waldwick, NJ 07463 (the "Holder"), or order, at said office or at such other place as may be designated from time to time in writing by Holder, the principal sum of Eighty Thousand Dollars ($80,000.00), in lawful money of the United States of America, with interest thereon from and including the date of this Note to the date this Note is paid in full, calculated and payable as set forth herein. The entire Principal Balance of this Note (as defined below) shall be due and payable on the Maturity Date (as defined below).

     1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.
     The following terms as used in this Note shall have the following meanings:
          "Additional Stock" is defined in Section 8(f)(iv) hereof.
           "Basic Rate" means a per annum fixed interest rate of zero percent (0%).
          "Common Stock" is defined in Section 8(a) hereof. "Conversion Price" is defined in Section 8(a) hereof. "Default Rate" means an interest rate per annum equal to the
Basic Rate plus three percent (3%).
           "Loan" means the loan made by Holder to the Company that is evidenced by this Note and any other loan made by Holder to the Company.
          "Loan Documents" means this Note, the Security Documents and any other promissory note evidencing a Loan.
          "Maturity Date" means one hundred twenty (120) days from the date hereof.
           "Obligations" means all principal, interest and other sums, obligations and liabilities of any nature whatsoever which may or shall become due to Holder in accordance with the provisions of this Note, the Security Documents or the other Loan Documents.
           "Principal Balance" means the outstanding principal balance of this Note from time to time.

       2.     Interest.   Subject  to  the  provisions  of  this  Note
hereinafter  set  forth,  the  entire  Principal  Balance  shall  bear interest at the Basic Rate, calculated for the actual number  of  days elapsed on the basis of a 360-day year.  All interest on the Principal
Balance  of  this  Note shall be due and payable  in  accordance  with
Section 3 hereof.  If any payment hereunder would otherwise be due  on a day that is not a Business Day, it shall instead be due on the next succeeding Business Day, and such extension of time shall be taken
into  account  in  all calculations of interest  due  hereunder.   All
outstanding  principal and interest shall be due and  payable  on  the
Maturity Date.
     3.   Accounting.
           (a) Any amount not paid when due hereunder shall bear interest, from the date due until paid, at the Default Rate.
          (b)   Holder shall maintain a loan account on its  books  in
which  shall be recorded (i) the Principal Balance from time to  time, and (ii) all disbursements and repayments of principal and payments of accrued interest under the Loan.
     4.   Prepayments.
           (a)  Except as provided in paragraph (b) of this Section 4, the  Principal Balance of this Note may not be prepaid in whole or  in part  without  the prior written consent of the Holder, which  may  be withheld at the Holder's sole discretion.
           (b)  The Company shall prepay the Principal Balance of this
Note in whole:
                (i)  On the closing date of any public offering of the
Company's  securities registered under the Securities Act that  raises gross proceeds to the Company of not less than $10,000,000;
                (ii)  Upon  the  occurrence of a  Change  of  Control,
merger, consolidation or similar combination of the Company or any  of the Company's Subsidiaries, or sale or license of all or substantially all of the Company's or any of the Company's Subsidiaries assets.
           Any prepayment pursuant to this section shall be at a price equal  to  the  sum  of  (x)  the Principal Balance  and  (y)  accrued
interest,  if  any,  to the date of prepayment.   Notwithstanding  the
foregoing,  the Holder may elect to convert the Note as set  forth  in
Section 8(b) hereof in lieu of prepayment.
     5.    No Deductions from Payments of Principal and Interest.  All payments  of  principal and interest under this  Note  shall  be  made without  deduction from or in respect of any present or future  taxes, levies,  imposts, deductions, charges or withholdings,  which  amounts shall  be paid by the Company (other than taxation of the overall  net income of Holder).
      6.    Acceleration.   Upon  an Event  of  Default  or  upon  the
occurrence of any other event of default under any other Loan Document, the entire Obligation, including the Principal Balance and all  other  sums  paid or advanced by Holder to or on  behalf  of  the
Company pursuant to the terms of this Note, the Security Agreement  or any  of  the  other Loan Documents, together with all unpaid  interest thereon and all other applicable charges and fees, shall at the option of  Holder  (or,  in  the  case of a Bankruptcy Event,  automatically)
become  immediately due and payable without further notice or  demand, and Holder may forthwith exercise the remedies available to Holder  at law  or  in equity, as well as those remedies set forth in this  Note, the Security Agreement and the other Loan Documents, and one or more executions may forthwith issue on any judgment or judgments obtained by  virtue  thereof.  Upon any such acceleration, the entire Principal
Balance,  and all other amounts owed to Holder hereunder or under  any of  the  other Loan Documents, shall bear interest until paid  at  the
Default Rate.  All of the terms, covenants and provisions contained in the  Security Agreement and the other Loan Documents that  are  to  be kept and performed by the Company are hereby made part of this Note to the  same  extent and with the same force and effect as if  they  were fully  set  forth herein.  The rights, remedies and powers  of  Holder under this Note are cumulative and concurrent and not exclusive of any rights  or  remedies  that Holder would otherwise  have,  and  may  be pursued  successively or together against the Company, or any security given  at  any time for the Obligations, in Holder's sole and absolute discretion.
      7.   Default Rate.  Upon any acceleration of the Obligations, or if  the  Obligations or any portion thereof are not paid in full  when due,  the  Company  shall  thereafter pay interest  on  the  Principal
Balance, at a rate per annum (calculated for the actual number of days elapsed  on  the basis of a 360-day year and subject to the provisions of  Section  11 hereof), equal to the lesser of (a) the Default  Rate, and (b) the maximum rate permitted under applicable law, from and including the date of such acceleration or the due date, as the case may  be,  until the Obligations or such portion thereof  are  paid  in full.
     8.   Conversion.
          (a) General. Beginning on the date hereof, Holder has the right, at Holder's option, at any time, to convert any or all of the Principal
Balance (but not any amount that represents Default Interest) in accordance with the provisions of this Section 8, into fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock").   Notwithstanding the foregoing, all amounts converted  shall
be  in  denominations  of $1,000 or integral multiples  thereof.   The
number of shares of Common Stock into which this Note may be converted shall  be  determined by dividing the aggregate amount to be converted by  the  Conversion Price (as defined below) in effect at the time  of
such  conversion.   The "Conversion Price" shall  be  equal  to  $0.25
(twenty-five  cents)  per  share, subject to  adjustment  as  provided herein.
          (b)   Alternative Conversion Option.  In lieu of  exercising
the  conversion right set forth in subparagraph (a) above, Holder may, at  its option, elect to receive full payment of the Principal Balance in  cash  at the Maturity Date. In such event, Holder shall  have  the right, but not the obligation, to receive fully paid and nonassessable shares of Common Stock of the Company in consideration for the forgiveness of any and all Basic and/or Default Interest then due and
owing  by  Company.   The number of shares of Common  Stock  to  which
Holder  shall  be entitled shall be equal to one-third  (1/3)  of  the
Principal  Balance  (in U.S. Dollars) of this Note multiplied  by  one
("1.00").    By  way  of  example, if the  Principal  Balance  at  the
Maturity Date is $100,000.00, Holder may elect to receive the Principal Balance ($100,000.00) in cash and 33,333 shares of Common
Stock of the Company (100,000 x .3333 x 1.00 = 33,333).
          (c)   Subsequent  Events.   The Holder  has  the  right,  at
Holder's  option, to convert any or all of the Principal Balance  (but not  any amount that represents Default Interest), in accordance  with the  provisions  of this Section 8, into fully paid and non-assessable shares  of  Common Stock of the Company (the "Common  Stock")  in  the
event that (i) the Company closes any public offering of the Company's securities registered under the Securities Act of 1933, as amended,
that   raises  gross  proceeds  to  the  Company  of  not  less   than
$10,000,000, or (ii) the occurrence of the Change of Control, merger, consolidation or similar combination of the Company or any of the Company's Subsidiaries, or sale or license of all or substantially all
of  the  Company's or any of the Company's Subsidiaries' assets.   The
Company  shall  provide  to the Holder prior written  notice  of  such transactions no later than 20 days prior to the consummation  of  such transaction.
          (d)   Conversion  Procedure.  Before  Holder  shall  be
entitled  to  convert this Note into shares of Common  Stock,  it shall  surrender this Note, duly endorsed, at the office  of  the
Company  and shall give written notice by registered or certified mail,  postage prepaid, to the Company at its principal corporate office,  of  the  election to convert the same, and  shall  state therein  the amount of this Note to be converted and the name  or names  in  which the certificate or certificates  for  shares  of
Common  Stock  are to be issued.  The Company shall,  within  ten
(10)  Business Days thereafter, issue and deliver or cause to  be delivered  to  the Holder a certificate or certificates  for  the number  of  shares  of  Common Stock to  which  Holder  shall  be entitled  upon conversion, together with a replacement  Note  (if any  Principal Balance remains outstanding after conversion)  and any  other  securities and property to which Holder  is  entitled upon  such  conversion under the terms of this Note, including  a check payable to Holder for any cash amounts payable as described in  Section 8 (d).  The conversion shall be deemed to  have  been made  immediately prior to the close of business on the  date  of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall, as of such date, be treated for all purposes as the record holder or holders of such shares of Common Stock and shall have the  rights and  privileges  with respect to such shares  set  forth  in  the
Transaction Documents, including Sections 7.1 (j), (m) and (n) of the Purchase Agreement
          (e)  Fractional  Shares; Default  Interest;  Effect  of
Conversion.  No fractional shares shall be issued upon conversion
of  this  Note.   In lieu of the Company issuing  any  fractional
shares  to  Holder upon the conversion of this Note, the  Company shall  pay  to Holder an amount equal to the product obtained  by multiplying the Conversion Price by the fraction of a  share  not issued pursuant to the previous sentence.  Holder shall not  have the  right  to convert any amount owed by Company that represents
Default Interest.
          (f)   Reservation  of Stock Issuable  Upon  Conversion.
The Company shall at all times reserve and keep available out  of its  authorized but unissued shares of Common Stock,  solely  for the purpose of effecting the conversion of this Note, such number of  its  shares  of Common Stock as shall from time  to  time  be sufficient to effect the conversion of the Note; and  if  at  any time the number of authorized but unissued shares of Common Stock shall  not  be sufficient to effect the conversion of the  entire outstanding principal amount of this Note, without limitation  of such  other  remedies as shall be available to  the  Holder,  the
Company  will use its best efforts to take such corporate  action as  may, in the opinion of counsel, be necessary to increase  its authorized but unissued shares of Common Stock to such number  of shares as shall be sufficient for such purposes.
          (g)  Conversion Price Adjustments.
          (i)   Adjustments for Dividends, Splits,  Subdivisions,
Combinations, or Consolidation of Common Stock.  In the event the outstanding  shares of Common Stock shall be increased  by  stock dividend  payable in Common Stock, stock split,  subdivision,  or other  similar transaction, the Conversion Price then  in  effect shall,  concurrently with the effectiveness  of  such  event,  be decreased  in  proportion  to  the  percentage  increase  in  the outstanding number of shares of Common Stock.  In the  event  the outstanding shares of Common Stock shall be decreased by  reverse
stock   split,  combination,  consolidation,  or  other   similar
transaction into a lesser number of shares of Common  Stock,  the
Conversion  Price  then  in effect shall, concurrently  with  the effectiveness  of such event, be increased in proportion  to  the percentage decrease in the outstanding number of shares of Common
Stock.
          (ii) Adjustments for Other Distributions.  In the event
the  Company at any time or from time to time makes, or  fixes  a record  date  for  the determination of holders of  Common  Stock entitled  to  receive, any distribution payable in securities  of the  Company other than shares of Common Stock and other than  as otherwise adjusted in this Section 8, then and in each such event provision  shall  be made so that the Holder shall  receive  upon conversion of this Note, in addition to the number of  shares  of
Common  Stock  receivable thereupon, the amount of securities  of the  Company  which  it would have received had  this  Note  been converted into Common Stock on the date of such event and had the
Holder thereafter, during the period from the date of such  event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to  all other  adjustments  called  for during  such  period  under  this
Section 8.
          (iii)      Adjustments  for Reclassification,  Exchange
and  Substitution.  If the Common Stock shall be changed into the same  or  a  different number of shares of  any  other  class  or
classes    of   stock,   whether   by   capital   reorganization,
reclassification,  or  otherwise (other  than  a  subdivision  or combination  of shares provided for above), the Conversion  Price then in effect shall, concurrently with the effectiveness of such reorganization  or reclassification, be proportionately  adjusted such  that  this Note shall be convertible into, in lieu  of  the number of shares of Common Stock which the Holder would otherwise have  been entitled to receive, a number of shares of such  other class  or classes of stock equivalent to the number of shares  of
Common  Stock  that  would have been subject to  receipt  by  the
Holder  upon  conversion  of this Note  immediately  before  that change.
          (iv)  Adjustments on Issuance of Additional Stock.   If
the Company shall issue "Additional Stock" (as defined below) for a  consideration  per  share less than the  Conversion  Price  in effect on the date and immediately prior to such issue, then  and
in   such   event,  the  Conversion  Price  shall   be   reduced,
concurrently  with  such issue, to the price  per  share  of  the
Additional  Stock so issued (determined on an as  converted  into
Common  Stock  basis).   For  purposes  of  this  paragraph  (iv)
"Additional  Stock"  shall mean all Common Stock  issued  by  the
Company  after the date hereof other than Common Stock issued  to the  Company's  officers, directors, employees, consultants,  and advisors pursuant to any qualified or non-qualified stock  option plan  as  designated  and  approved by  the  Company's  Board  of
Directors at prices or exercise prices determined by the Board of
Directors  to be not less than fair market value on the  date  of sale or of grant, in an aggregate amount not to exceed 10,000,000 shares  (appropriately adjusted for combinations, consolidations, subdivisions,  recapitalizations, stock splits or  other  similar transactions,  and inclusive of shares of Common  Stock  issuable upon exercise of options currently issued and outstanding).
          For  the  purpose of making any adjustment in the Conversion
Price as provided above, the consideration received by the Company for any issue or sale of Common Stock will be computed:
          (v)   to  the extent it consists of cash, as the  amount  of
cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;
          (vi)  to the extent it consists of property other than cash, at  the fair market value of that property as determined in good faith by the Company's Board of Directors; and
          (vii)      if  Common Stock is issued or sold together  with
other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so  received  that may be reasonably determined in good faith  by  the
Board of Directors to be allocable to such Common Stock.
          If the Company (1) grants any rights or options to subscribe for,  purchase,  or  otherwise acquire  shares  of  Common  Stock,  or
(2)  issues  or sells any security convertible into shares  of  Common
Stock,  then,  in  each  case, the price per  share  of  Common  Stock issuable on the exercise of the rights or options or the conversion of the  securities  will be determined by dividing the total  amount,  if any,  received or receivable by the Company as consideration  for  the granting  of  the  rights  or options or the  issue  or  sale  of  the
convertible   securities,  plus  the  minimum  aggregate   amount   of
additional  consideration  payable  to  the  Company  on  exercise  or conversion  of  the  securities, by the maximum number  of  shares  of
Common Stock issuable on the exercise of conversion.  Such granting or issue  or sale will be considered to be an issue or sale for  cash  of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this subsection, and the Conversion Price will be adjusted as above provided to reflect
(on the basis of that determination) the issue or sale. No further adjustment of the Conversion Price will be made as a result of the actual issuance of shares of Common Stock on the exercise of any  such
rights   or   options  or  the  conversion  of  any  such  convertible
securities.
               Upon   the   redemption  or  repurchase  of  any   such
securities  or the expiration or termination of the right  to  convert into, exchange for, or exercise with respect to, Common Stock, the Conversion Price will be readjusted to such price as would have been obtained  had the adjustment made upon their issuance been  made  upon the  basis  of  the issuance of only the number of such securities  as were actually converted into, exchanged for, or exercised with respect to,  Common  Stock.  If the purchase price or conversion  or  exchange rate provided for in any such security changes at any time, then, upon such  change becoming effective, the Conversion Price then  in  effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon  the  basis of (1) the issuance of only the number of  shares  of
Common  Stock  theretofore  actually delivered  upon  the  conversion, exchange  or  exercise of such securities, and the total consideration received  therefor, and (2) the granting or issuance, at the  time  of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.
           (g)   No Impairment.  Except as provided in Section 8,  the
Company  will  not, by amendment of its Articles of  Incorporation  or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the  terms  to be observed or performed hereunder by the  Company  but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may  be  necessary or appropriate in order to protect  the  conversion rights of the Holder against impairment.
           (h)  Certificate as to Adjustments.  Upon the occurrence of each  adjustment or readjustment of the Conversion Price  pursuant  to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish  to the Holder a certificate setting forth such adjustment  or
readjustment  and  showing  in  detail  the  facts  upon  which   such
adjustment  or  readjustment is based.  The Company  shall,  upon  the written  request  of the Holder, furnish or cause to be  furnished  to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and
(iii) the number of shares of Common Stock and the amount, if any,  of other property which at the time would be received upon the conversion of  the  entire  Principal Balance of this Note  and  unpaid  interest thereon.
      9.    Waivers.  The Company hereby waives presentment and demand for payment, notice of dishonor, notice of nonpayment, protest of any dishonor, and notice of protest and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company and all endorsers or other parties  to this Note hereby jointly and severally waive and renounce, for themselves and for their respective heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay,
extension,  redemption,  appraisement,  exemption  or  homestead   now
provided,  or which may hereafter be provided by the Constitution  and laws of the United States of America or of any state or territory or possession thereof, both as to themselves and in and to all of their property, real and personal, against the enforcement and collection of the obligations evidenced by this Note, any renewal thereof, or any indebtedness represented hereby.
      10.  Costs.  The Company agrees to pay, immediately upon demand, all  costs  and  expenses of Holder, including, but  not  limited  to, attorneys' and expert witnesses' and other consultants' fees and expenses, (a) if, after the occurrence of an Event of Default, this
Note  be  placed  in  the  hands  of any  attorney  or  attorneys  for collection, (b) if Holder finds it necessary or desirable upon the occurrence of an Event of Default to secure the services or advice of one  or  more attorneys with regard to collection of this Note against the  Company, any guarantor or any other party liable therefor or  for the protection of its rights under this Note, under the Security Agreement, or under any other Loan Document, and (c) as provided in the Security Documents; including, in each of the foregoing cases, all costs  of enforcing or appealing from any judgment.  All such amounts, until  paid,  shall  bear interest at the Default Rate  and  shall  be
secured   by  the  liens  of  Holder  securing  the  Company's   other
obligations  under  the  Loan  Documents.   The  provisions  of   this
Section  10 shall not limit the application of any other provision  of this  Note or of any other Loan Document that provides for the payment or reimbursement of any amount incurred by the Company, or for any indemnity in respect thereof, in connection with this Note or the transactions contemplated by the Loan Documents.
      11. Usury Savings Clause. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest at a rate that could subject Holder to either civil or criminal liability as a result of being in excess of the maximum  rate
that  the  Company is permitted by law to agree to pay.   If,  by  the
terms  of  this Note, the Company is at any time required or obligated to  pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced  to such maximum rate and interest payable hereunder shall be computed  at such  maximum rate and the portion of all prior interest  payments  in excess  of such maximum rate shall be applied to reduce (and shall  be deemed  to  have been payments in reduction of) the Principal  Balance or, if such excess exceeds the Principal Balance, such excess shall be refunded to the Company.
      12.   Collateral.  This Note is secured by and entitled  to  the benefits of the Security Agreement, and may be secured by other  liens created by one or more of the other Loan Documents.
      13.  Governing Law.  The terms of this Note shall be governed by and construed under the laws of the State of Nevada, without reference to such State's principles of conflicts of law.
      14.  Written Modification Only.  This Note may only be modified, amended,  changed or terminated by an agreement in writing  signed  by
Holder  and the Company.  No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Holder and, if  so  given  by  Holder,  shall only be effective  in  the  specific instance in which given.
      15.   Offsets  and  Defenses;  Entire  Agreement.   The  Company
acknowledges that this Note and the Company's obligations  under  this
Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any  nature  whatsoever that might otherwise constitute a  defense  to this  Note and the obligations of the Company under this Note  or  the obligations of any other Person relating to this Note or the obligations of the Company hereunder or otherwise with respect to the
Loan.   All  payments  hereunder shall be made free  of,  and  without deduction  for, any setoff, counterclaim or other defense  to  payment
whatsoever.    The  Purchase  Agreement,  this  Note,   the   Security
Instruments and the other Loan Documents set forth the entire agreement and understanding of Holder and the Company with respect to the  Loan, and the Company absolutely, unconditionally and irrevocably waives  any and all right to assert any defense, set off, counterclaim or  cross-claim of any nature whatsoever with respect to this Note  or the  obligations of the Company under this Note or the obligations  of any  other  Person  relating to this Note or the  obligations  of  the
Company hereunder or otherwise with respect to the Loan in any  action or  proceeding  brought by Holder to collect the Obligations,  or  any portion  thereof, or to enforce, foreclose or realize upon  the  liens created by the Security Documents and the other Loan Documents.
      16.   Delay Not Waiver.  Neither any delay on the part of Holder in exercising any right or remedy under this Note, the Security Agreement or the other Loan Documents, nor any failure to exercise any such right or remedy, shall operate as a waiver in whole or in part of any  such  right or remedy or be construed as an election of remedies.
Without limiting the generality of the foregoing provisions, the acceptance by Holder from time to time of any payment under this Note that  is  past  due or that is less than the payment in  full  of  all amounts due and payable at the time of such payment, shall not (a) constitute a waiver of or impair or extinguish the right of the Holder to accelerate the maturity of this Note or to exercise any other right or  remedy at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, (b) constitute a waiver of the requirement of punctual payment and performance, or (c) constitute a novation in any respect.  No notice to or demand on the Company  shall be  deemed to be a waiver of the obligation of the Company or  of  the right  of  Holder  to take further action without  further  notice  or demand as provided in this Note, the Security Documents and the  other
Loan Documents.
       17.   (a)   CONSENT  TO  JURISDICTION.   THE  COMPANY  AND,  BY
ACCEPTANCE   OF   THIS   NOTE,  THE  HOLDER   EACH   IRREVOCABLY   AND
UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS NOTE MAY BE BROUGHT IN THE UNITED
STATES  DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA  OR,  IF
SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION,
IN ANY COURT OF GENERAL JURISDICTION IN THE COUNTY OF SACRAMENTO, CALIFORNIA; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY
SUCH  SUIT,  ACTION OR PROCEEDING; AND (C) WAIVES ANY OBJECTION  WHICH
SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT AMONG OR PROCEEDING IN ANY SUCH COURT.
           (b)  SERVICE OF PROCESS.  THE COMPANY AND, BY ACCEPTANCE OF
THIS NOTE, THE HOLDER EACH IRREVOCABLY CONSENTS TO THE SERVICE OF  ANY
PROCESS,  PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING  OF  COPIES
THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID,
TO SUCH PARTY AT SUCH PARTY'S ADDRESS AS SET FORTH IN THE PURCHASE AGREEMENT, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER NEVADA
LAW.
     18.  WAIVER OF JURY TRIAL. THE COMPANY AND, BY ACCEPTANCE OF THIS
NOTE, THE HOLDER EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY
IN  ANY  LEGAL  PROCEEDING DIRECTLY OR INDIRECTLY ARISING  OUT  OF  OR
RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER
BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
     19.   Sale;  Assignment.   The Company acknowledges  that  Holder
shall  have  the  right in its sole and absolute discretion  to  sell, transfer or assign all or any portion of this Note; provided, however, that the Holder may not sell, transfer or assign less than $100,000 in Principal Balance hereof.
     20.   Successors and Assigns.  Whenever used, the singular number shall  include the plural, the plural shall include the  singular  and
the   words  "Holder"  and  the  "Company"  include  their  respective successors and assigns; provided, however, that the Company  shall  in no  event  or under any circumstance have the right without  obtaining the prior written consent of Holder to assign or transfer its obligations under this Note, the Security Agreement or the other Loan Documents, in whole or in part.
     21.   Application  of Payments.  Each payment  on  this  Note  or otherwise  collected by Holder by virtue of the Security Agreement  or any other Loan Document is to be applied when received, first, to outstanding costs of collection, if any, then as provided in Section 3
hereof.   Application of such payments as aforesaid shall not preclude the  Holder  from  exercising its option to cause the  Obligations  to become immediately due and payable by reason of the occurrence of  any
Event of Default.
     22.   Headings.   The  headings  of the  articles,  sections  and
subdivisions of this Note are for convenience of reference only, are not to be considered a part hereof and shall not modify, limit or otherwise affect any of the terms hereof.


     IN WITNESS WHEREOF, the Company has duly executed this Note the day and year first above written.


                              COMPANY:

                              CHAPEAU, INC.
                              a  Utah corporation dba:
                              BLUEPOINT ENERGY PRODUCTS, INC.

                              By:   ________________________

                              Name: _______________________

                              Title:   _______________________